Exhibit 10.10

Execution Version

JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of  November 19, 2019 (this “Agreement”), by and among the institutions set forth on Schedule 1 hereto (each an “Incremental Lender” and collectively the “Incremental Lenders”), ANTERO MIDSTREAM PARTNERS LP, a Delaware limited partnership (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), Swingline Lender and an L/C Issuer.

RECITALS:

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of October 26, 2017, by and among the Borrower, each lender (collectively, the “Lenders” and individually, a “Lender”) and L/C Issuer from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and an L/C Issuer (as amended by that certain First Amendment and Joinder Agreement, dated as of October 31, 2018, and that certain Second Amendment, dated as of February 26, 2019, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein being used herein as therein defined);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may increase the existing Commitments (such increased Commitments, the “Incremental Revolving Facility Commitments”) by entering into one or more joinder agreements with the Incremental Lenders; and

WHEREAS, pursuant to Section 2.13 of the Credit Agreement, the Administrative Agent and the Borrower may amend the Credit Agreement in order to evidence the existence and terms of the Incremental Revolving Facility Commitments without the consent of other Lenders.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.      Incremental Revolving Facility Commitments.

(a)         Each Incremental Lender party hereto hereby agrees to commit to provide its respective Incremental Revolving Facility Commitment as set forth on Schedule 1 annexed hereto, on the terms and subject to the conditions set forth below.

(b)         On the Increase Effective Date, (i) each of the existing Lenders shall assign to each of the Incremental Lenders, and each of the Incremental Lenders shall purchase from each of the existing Lenders, at the principal amount thereof, such interests in the outstanding Loans and participations in Letters of Credit and Swingline Loans outstanding on the Increase Effective Date that will result in, after giving effect to all such assignments and purchases, such Loans and participations in Letters of Credit and Swingline Loans being held by existing Lenders and the Incremental Lenders ratably in accordance with their Commitments after giving effect to the addition of the Incremental Revolving Facility Commitments hereby; (ii) each Incremental Revolving Facility Commitment shall be deemed, for all purposes, a Commitment and each loan made thereunder shall be deemed, for all purposes, a Loan and have the same terms as any existing Loan and (iii) each Incremental Lender shall become a Lender with respect to the Incremental Revolving Facility Commitments and all matters relating thereto.

(c)         Each Incremental Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

(d)         For purposes of the Credit Agreement, the initial notice address of each Incremental Lender shall be as set forth below its signature below.

(e)         For each Incremental Lender that is a Foreign Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Lender may be required to deliver to Administrative Agent pursuant to subsection 3.01(e) of the Credit Agreement.

SECTION 2.      Amendment of the Credit Agreement.  Effective as of the Increase Effective Date,

(a)         Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)   by inserting the following defined terms:

“Increase Agreement” means that certain Joinder Agreement, dated as of November 19, 2019, among the Borrower, the Administrative Agent and the Lenders party thereto.

“Increase Effective Date” means the “Increase Effective Date” as defined in the Increase Agreement.

“Second Amendment” means that certain Second Amendment, dated as of February 26, 2019, among the Borrower, the Administrative Agent and the Lenders party thereto.

(ii)  by amending and restating the following definitions:

“Aggregate Commitments” means the Commitments of all the Lenders. As of the Increase Effective Date, the Aggregate Commitments are $2,131,500,000.

“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment and the Increase Agreement, and as the same may from time to time be further amended, modified, supplemented or restated.

(b)         Schedule 2.01 to the Credit Agreement is hereby replaced in its entirety with Schedule 2 to this Agreement.

SECTION 3.      Confirmation of Loan Documents.  The Borrower hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations and the Liens granted by it under the Collateral Documents to which it is a party and confirms that all references in such

Collateral Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect.

SECTION 4.     Conditions to Effectiveness.  The effectiveness of this Agreement and the obligations of the Incremental Lenders to make Loans under the Incremental Revolving Facility Commitments hereunder are subject to the satisfaction or waiver of each of the following conditions (the date on which such conditions are satisfied or waived, the “Increase Effective Date”):

(a)         The Administrative Agent shall have received (i) a counterpart of this Agreement, executed and delivered by the Borrower and each Incremental Lender party hereto and (ii) a reaffirmation agreement in form and substance satisfactory to the Administrative Agent, executed and delivered by each of the Loan Parties with respect to its obligations and the Liens granted by it under the Collateral Documents.

(b)         The Administrative Agent shall have received, on behalf of itself, the Lenders and each L/C Issuer on the Increase Effective Date, the favorable written opinion of Vinson & Elkins LLP, counsel to the Loan Parties, in form and substance satisfactory to the Administrative Agent, dated as of the Increase Effective Date.

(c)         The Administrative Agent shall have received a certificate, executed on behalf of the Borrower by a Responsible Officer of the Borrower, which certificate shall certify as to the Solvency of the Borrower and its Subsidiaries, on a consolidated basis, after giving effect to the incurrence of the Incremental Revolving Facility Commitments.

(d)         The Administrative Agent shall have received from the Borrower, a certificate, dated as of the Increase Effective Date, fulfilling the requirements of Section 2.13(e) of the Credit Agreement, with appropriate insertions and attachments.

(e)         The Borrower shall have paid to Wells Fargo Securities, LLC, for the account of each Incremental Lender, on a pro rata basis in accordance with their final Incremental Revolving Facility Commitments, upfront fees as separately agreed between the Borrower and the Incremental Lenders.

(f)         The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Increase Effective Date.

(g)         Upon the reasonable request of any Lender made at least ten (10) Business Days prior to the Increase Effective Date, the Administrative Agent shall have received, at least five (5) Business Days prior to the Increase Effective Date, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the USA Patriot Act and the requirements of the Beneficial Ownership Regulation (as defined in the Credit Agreement as amended by this Amendment).

(h)         The Administrative Agent shall have received and reviewed lien searches reasonably requested by the Administrative Agent.

(i)          The Administrative Agent shall have received with respect to the Borrower and each other Loan Party (i) certificates of good standing as of a recent date issued by the appropriate Governmental Authority of the state or jurisdiction of its incorporation or organization, where applicable; and (ii) a certificate of a Responsible Officer of each Loan Party dated the Increase Effective Date and certifying (A) that there have been no changes to the Organization Documents of such Loan Party from those most recently delivered to the Administrative Agent in connection with the Credit Agreement and that such documents remain in full force and effect, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of such Loan Party (and, if applicable, any parent company of such Loan Party) authorizing the execution, delivery and performance of this Agreement and any related Loan Documents and the borrowings hereunder and thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party.

(j)          The Administrative Agent shall have received flood certification(s) from a firm reasonably acceptable to the Administrative Agent covering any buildings (defined as structures with two or more rigid outside walls and a fully secured roof that is affixed to a permanent site) constituting Collateral showing whether or not such buildings are located in a special flood hazard area subject by federal regulation to mandatory flood insurance requirements.

(k)         The Administrative Agent shall have received a Note executed by the Borrower in favor of each Lender requesting a Note.

(l)          The Borrower shall have delivered all notices required by and in compliance with Section 2.13 of the Credit Agreement.

SECTION 5.      Post-Closing Obligations.  Within 60 days of the Increase Effective Date (or such longer period as permitted by the Administrative Agent in its sole discretion):

(a)         the Administrative Agent shall have received mortgage modifications with respect to any Mortgaged Property in each case in proper form for recording in the relevant jurisdiction and in a form reasonably satisfactory to the Administrative Agent,

(b)         the Administrative Agent shall have received a favorable opinion of counsel to the Loan Parties in each state where Mortgaged Property is located, addressed to the Administrative Agent and each Lender, covering such matters as may be reasonably requested by the Administrative Agent in connection with the satisfaction of the requirements set forth in clause (a) above;

(c)         the Administrative Agent shall have received all other items reasonably requested by the Administrative Agent that are reasonably necessary to maintain the continuing perfection or priority of the Lien of the Mortgages as security for the Obligations and such other information, instruments and documents as the Administrative Agent (or its counsel) may reasonably request in connection therewith; and

(d)         the Borrower shall have paid or made arrangements to pay all applicable recording taxes, fees, charges, costs and expenses required for the recording of any Collateral Documents or amendments or modifications thereto to be recorded in accordance with this Section 5.

SECTION 6.     Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants, as of the Increase Effective Date, as follows:

(a)         Each of the representations and warranties contained in Article V of the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the Increase Effective Date as if made on and as of such date except to the extent that such representations and warranties expressly specifically refer to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b)         No Default or Event of Default exists, both before and after giving effect to the incurrence of the Incremental Revolving Facility Commitments.

SECTION 7.      Effects on Loan Documents.

(a)         Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)         The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

(c)         The Borrower and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.

SECTION 8.      Amendments; Execution in Counterparts.

(a)         This Agreement shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b)         This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent, the Incremental Lenders and the other Lenders party hereto.  This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile or other electronic submission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9.    GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.  EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTION 10.14 OF THE CREDIT AGREEMENT.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

ANTERO MIDSTREAM PARTNERS LP
By:	Antero Midstream Partners GP LLC,
its general partner

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer, Regional Senior
Vice President and Treasurer

[Signature Page to Joinder Agreement (Antero)]

Consented to by:

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Administrative Agent, Lender, Swingline Lender and L/C Issuer

By:	/s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Director

[Signature Page to Joinder Agreement (Antero)]

Consented to by:

ROYAL BANK OF CANADA,

as an Incremental Lender

By:	/s/ Katy Berkemeyer
Name:	Katy Berkemeyer
Title:	Authorized Signatory

[Signature Page to Joinder Agreement (Antero)]

SCHEDULE 1

TO JOINDER AGREEMENT

INCREMENTAL REVOLVING FACILITY COMMITMENTS

Name of Incremental Lender	Incremental Revolving Facility Commitments
Royal Bank of Canada	$131,500,000
Total: $131,500,000

SCHEDULE 2

TO JOINDER AGREEMENT

Name of Lender	Commitments	Applicable Percentage
Wells Fargo Bank, National Association	$145,500,000	6.826178747%
JPMorgan Chase Bank, N.A.	$145,500,000	6.826178747%
ABN AMRO Capital USA LLC	$131,500,000	6.169364298%
Barclays Bank PLC	$131,500,000	6.169364298%
Capital One, National Association	$131,500,000	6.169364298%
Citibank, N.A.	$131,500,000	6.169364298%
Credit Agricole Corporate and Investment Bank	$131,500,000	6.169364298%
The Bank of Nova Scotia	$131,500,000	6.169364298%
Royal Bank of Canada	$131,500,000	6.169364298%
BMO Harris Bank N.A.	$91,000,000	4.269293924%
Credit Suisse AG, Cayman Islands Branch	$91,000,000	4.269293924%
Sumitomo Mitsui Banking Corporation	$91,000,000	4.269293924%
The Toronto-Dominion Bank, New York Branch	$91,000,000	4.269293924%
U.S. Bank National Association	$91,000,000	4.269293924%
Bank of America, N.A.	$80,000,000	3.753225428%
Branch Banking and Trust Company	$80,000,000	3.753225428%
Canadian Imperial Bank of Commerce, New York Branch	$80,000,000	3.753225428%
PNC Bank, National Association	$80,000,000	3.753225428%
ING Capital, LLC	$80,000,000	3.753225428%
Compass Bank	$65,000,000	3.049495660%
	Total: $2,131,500,000	100.0%